FDP SERIES, INC.

MFS Research International FDP Fund
Marsico Growth FDP Fund
Invesco Value FDP Fund
Franklin Templeton Total Return FDP Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 17, 2015
to the Summary Prospectus, Prospectus and Statement of Additional Information of each Fund

The Board of Directors (the “Board”) of FDP Series, Inc. approved the use of a manager of managers structure for each Fund (“Proposal 1”) and a replacement of the subadviser of the Marsico Growth FDP Fund (the “Growth Fund”) from Marsico Capital Management, LLC (“Marsico”) to Janus Capital Management LLC (“Janus”) (“Proposal 2” and, together with Proposal 1, the “Proposals”). The Proposals were subject to approval by the respective Fund’s shareholders.

At a special meeting on November 25, 2015, shareholders of each of the MFS Research International FDP Fund and the Franklin Templeton Total Return FDP Fund approved Proposal 1 with respect to their Fund. At a special meeting on December 17, 2015, shareholders of the Invesco Value FDP Fund approved Proposal 1 with respect to their Fund and shareholders of the Growth Fund approved both Proposals with respect to their Fund.

As disclosed in the supplement dated October 5, 2015 and previously filed on June 15, 2015, in connection with each Fund’s use of the manager of managers structure (together with the approval of Janus as the Growth Fund’s new subadviser), the Board approved a change in the name of each Fund as follows:

Current Fund Name	New Fund Name
MFS Research International FDP Fund	FDP BlackRock MFS Research International Fund
Marsico Growth FDP Fund	FDP BlackRock Janus Growth Fund
Invesco Value FDP Fund	FDP BlackRock Invesco Value Fund
Franklin Templeton Total Return FDP Fund	FDP BlackRock Franklin Templeton Total Return Fund

Each of the Fund name changes and Janus’ replacement of Marsico as subadviser to the Growth Fund will take effect on or about the close of business on January 29, 2016.

Shareholders should retain this Supplement for future reference.

ALLPRSAI-FDP-1215SUP